EXHIBIT 10.59
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”), entered into as of October 12, 2017 (“Effective Date”) by and between Insulet Corporation, a Delaware corporation, having a place of business at 600 Technology Park Drive, Suite 200, Billerica, MA 01821 on behalf of itself and its Affiliates (“Purchaser”), and NXP USA, Inc., with an office located at 6501 William Cannon Drive West, Austin, Texas 78735 (“Supplier”) on behalf of itself and its Affiliates.
Background
Supplier manufactures certain integrated circuits that Purchaser may choose to use in medical device components and subassemblies. Purchaser is engaged in the marketing and selling medical products. Purchaser desires to purchase from Supplier, and Supplier desires to sell to Purchaser, the Products (as defined below) in accordance with the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties mutually agree as follows:
Terms
1.DEFINITIONS.
1.1.“Affiliates”, (a) with respect to Supplier, (i) any corporation, partnership, limited liability company or other entity Controlled by NXP Semiconductors N.V., or (ii) any corporation, partnership, limited liability company or other entity Controlled by any transferee of all or substantially all of the assets of NXP Semiconductors N.V. and (b) with respect to Purchaser, any corporation, partnership, limited liability company or other entity that directly or indirectly Controls, is Controlled by, or is under common Control with, Purchaser. “Control” means direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock, or decision-making authority in the event that there is no voting stock, in another entity; provided, any such entity shall be deemed to be an “Affiliate” only for so long as such Control exists.
1.2.“Contract Year” shall mean the twelve-month period commencing on the date first set forth above and each consecutive twelve-month period thereafter during the Term of this Agreement.
1.3.“Hardware Specifications” shall mean the Supplier’s standard performance specifications for the Products [***], each such specification attached hereto on Exhibit F-1.
1.4.“Performance Specifications” shall mean the Purchaser’s specifications set forth on Exhibit F-2 attached hereto, as amended from time to time.
1.5.“Product(s)” shall mean hardware goods, as more fully described on Exhibit A attached hereto, [***](as defined below). Exhibit A may be amended by mutual written agreement of the parties to add additional products to this Agreement from time to time, at which point Specifications for such Products will also be attached.
1.6.“Specifications” shall mean the Hardware Specifications and the Performance Specifications.
2.APPLICABILITY AND TERM OF AGREEMENT.

2.1.    Applicability. This Agreement governs all Product purchases made by Purchaser from Supplier. [***].
2.2.    Term of Agreement. This Agreement shall commence on the Effective Date and will have an initial term [***]. After the initial term, unless earlier terminated in accordance with this Agreement, [***].

3.SALE AND PURCHASE OF THE PRODUCTS.
3.1.    Supply Obligation. Subject to the terms hereof, Supplier agrees to sell Purchaser, and Purchaser agrees to buy from Supplier, the Products, pursuant to certain Purchase Orders (as defined below) issued by Purchaser from time to time.
3.2.    [***].
a.[***].
b.Custom Product. [***]. Supplier shall retain title to and possession of designs, masks, database tapes and source code of any Custom Product. Individual segments or parts of Custom Product designs, including but not limited to standard cells, megacells, base arrays or software libraries, are the property of Supplier and may be used by Supplier in other designs and may not be used by Purchaser except as a part of Custom Product designed and manufactured by Supplier.
3.3.        Product Changes and Discontinuation.
a.Product Changes. Supplier may not make any changes to standard (off the shelf) Product that impact Product form, fit or function without providing Purchaser at least [***]written notice. Notwithstanding the foregoing, Supplier reserves the right to make at any time changes to the manufacturing location of any Product that will not negatively affect form, fit or function of the Products or the performance characteristics thereof. Changes to Custom Products that impact the location of manufacture, or the form, fit or function, may only be made by Supplier with the prior written consent of Purchaser, such consent will not be unreasonably withheld or delayed.
b.Product Discontinuation.
i.Subject to the terms of Supplier’s Product Longevity Program (the “Longevity Program”) in effect as of the Effective Date, which are incorporated herein by reference, the details of which are attached hereto as Exhibit G-1, and which can also be found at http://www.nxp.com/about/about-nxp/technology-leadership/product-longevity:PRDCT_LONGEVITY_HM, Supplier reserves the right to discontinue manufacturing and sale of Products at any time. Supplier hereby represents that each of the Products on Exhibit A, that affirmatively indicates inclusion on the Longevity Program, are included therein and shall be subject to its terms.
ii.If at any time during the term of an agreement under which Supplier sells and Purchaser purchases Products on a regular basis, such regularly sold and purchased Products are to be permanently discontinued (“Discontinued Product”), Supplier shall use its commercially reasonable efforts to give Purchaser prior written notice of such discontinuance [***], all in accordance with Supplier’s product discontinuation process and general information related thereto in effect as of the Effective Date, which are incorporated herein by reference, the details of which are attached hereto as Exhibit G-2.

iii.[***].
3.4.    Forecasting. On a quarterly basis, Purchaser shall deliver to Supplier, a non-binding, rolling [***]forecast of Purchaser’s anticipated purchases of Products. Purchaser’s initial non-binding forecast for the first Contract Year of the Term is set forth in Exhibit A. Any forecast quantities set forth on Exhibit A or in any future forecast delivered by Purchaser to Supplier represents the good faith estimates of purchases anticipated by Purchaser during the period set forth in the forecast, but do not impose any binding commitment on Purchaser or Supplier in any way.
3.5.        Purchase Orders.
a.All purchases of, and the only binding commitment to purchase, Products shall be made by Purchaser submitting to Supplier purchase order forms (“Purchase Orders”) specifying (i) the number of units of the Products to be purchased, (ii) the Purchaser’s carrier to which the Products will be delivered at Supplier’s factory, and (iii) the designated delivery dates, unless otherwise mutually agreed to in writing by the parties. Standard lead time for each Product shall be identified on Exhibit A.
b.Higher Level Suppliers.
i.    [***].
ii. If Purchaser asserts a claim against Supplier directly for Products sourced through a Higher-Level Supplier, then the provisions of this Agreement are Purchaser’s exclusive remedy for those claims, and Purchaser agrees not to also make a duplicative claim (i.e., a claim with the same cause of action) against the Higher-Level Supplier. If Purchaser has raised a claim against a Higher-Level Supplier with respect to matters addressed in this Agreement, Purchaser agrees not to make a duplicative claim (i.e., a claim with the same cause of action) against Supplier except to the extent it is entitled to a different or greater recovery under this Agreement.
c.[***]Supplier will respond to all Purchase Orders issued by Purchaser within a reasonable time after receipt not to exceed [***]. In the event Supplier has a reasonable basis to reject any Purchase Order, Supplier shall inform Purchaser, and Purchaser shall modify such Purchase Order accordingly. Purchase Orders within the requirements of this Agreement shall be deemed accepted only upon confirmation by Supplier.
d.[***]
3.6.    Quality Agreement. The Quality Agreement attached hereto as Exhibit C is an integral part of this Agreement. Supplier shall comply with the provisions of Quality Agreement in all respects. If there is any inconsistency between this Agreement and the Quality Agreement, the terms of this Agreement will prevail with respect to any inconsistency in the commercial terms (e.g. pricing, costs and expenses, delivery terms) and the Quality Agreement will prevail with respect to any inconsistency in the quality terms.
3.7.    Manufacturing and Delivery Commitment. Supplier shall use commercially reasonable efforts to make all deliveries at the time(s) and in the quantity(ies) specified in the Purchase Order [***]. If Supplier fails to deliver the total quantity of Products ordered by Purchaser in any Purchase Order within [***]of the date of delivery specified therein, then, at Purchaser’s option, Purchaser may elect to [***].
3.8.    [***]

3.9.    Inspection; Defective Products. [***]All Products are subject to Purchaser’s (or Higher-Level Supplier’s, as the case may be) inspection, testing, approval and acceptance, notwithstanding prior payment for such Products or acknowledgment of receipt of packaging slips or bills of lading. Purchaser, in whole or in part, may reject any Product, revoke any acceptance, cancel any Purchase Order, or return any Products, in the event of: (i) a nonconforming delivery of Products, where nonconforming delivery of Products means the number or timing of the delivery does not match the applicable Purchase Order, except in the case of Custom Product, in which case nonconforming delivery with respect to quantity means quantity that is a maximum amount of [***]than the ordered quantity of any order line item; (ii) delivery of Products that are damaged or defective; or (iii) delivery of Products that do not conform to the required Specifications. Products rejected may, at Supplier’s discretion, be returned to Supplier at Supplier’s expense. If Purchaser receives Products whose defects or nonconformity are not apparent on examination, Purchaser reserves all rights with respect to the nonconformity of the Products. Nothing contained in this Agreement shall relieve Supplier from its obligations otherwise contained in this Agreement or otherwise limit Purchaser’s rights to seek damages caused by the delivery of defective or nonconforming Products.
3.10.    [***].
3.11.    Applicability of FDA. Supplier represents that the Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (the “Act”), nor are they goods which may not under the provisions of Section 404, 505 or 512 of the Act be introduced into interstate commerce.
3.12.    In some cases, Supplier may promote certain Products for use in safety-related applications. Supplier’s goal is to educate customers so that they can design their own end-product solutions to meet applicable functional safety standards and requirements. Purchaser makes the ultimate design decisions regarding its products and is solely responsible for compliance with all legal, regulatory, safety, and security related requirements concerning its products, regardless of any information or support that may be provided by Supplier.
3.13.    Supplier designates certain products with specific intended uses (e.g., automotive, military and/or military) which such products are designed and intended for use in only those limited circumstances, applications or environments. If Purchaser uses any designated product in a manner other than it has been designated, Purchaser does so at its own risk.
4.PRICE AND PAYMENT/SHIPMENT TERMS.
4.1.    Price. The price of Products hereunder is set forth on Exhibit A hereto. Except as expressly set forth otherwise in this Agreement, [***].
4.2.    Payment. Unless otherwise agreed by the parties in writing, payment shall be made by Purchaser separately for each shipment of Products. Purchaser shall pay all undisputed invoice amounts in
U.S. dollars [***]from receipt of invoice. Supplier will provide Purchaser with written notice of any past due payment. [***].
Payment by Purchaser of non-recurring charges (as may be made to Supplier for special design, engineering work or production materials) shall not convey title to any design, engineering work or production materials, and title shall remain in Supplier.
4.3    Shipping.    The Products sold to Purchaser shall be delivered [***]. Title in the Products shall pass to Purchaser [***].

4.4.    Tax. Prices are in United States Dollars and do not include any taxes, duties or similar levies, now or hereafter enacted, applicable to the Products. Supplier will add taxes, duties and similar levies to the sales price where Supplier is required by law to pay or collect them and will be paid by Buyer together with the price.
5.INSURANCE.
5.1.    Throughout the Term of this Agreement, Supplier shall carry [***]. Upon the request of Purchaser from time to time during the Term, Supplier shall provide Purchaser with a certificate evidencing such insurance coverage.
6.INTELLECTUAL PROPERTY; OWNERSHIP.
6.1.    Intellectual Property. Each party’s intellectual property including without limitation any patents, trade secrets, processes, know-how, copyrights, trade dress, trademarks and/or trade names shall remain their exclusive property [***], nothing herein shall be construed as transferring any right, title or interest of any kind or nature whatsoever thereto to the other party hereto. Except as specifically provided herein, neither party shall use in any way, the intellectual property of the other party, and will not do any act which would in any way infringe upon or be in derogation of the validity of such other party’s intellectual property and will notify the other party of any conflicting claims that challenge any intellectual property of such party that it is aware of.
6.2.    No Transfer. Performance Specifications are owned exclusively by Purchaser and nothing herein shall be construed as transferring any right, title or interest of any kind or nature whatsoever thereto to Supplier. Similarly, the Hardware Specifications are owned exclusively by Supplier and nothing herein shall be construed as transferring any right, title or interest of any kind or nature whatsoever thereto to Purchase.
7.CONFIDENTIALITY.
7.1.    Confidential Information. Any information that a party obtains regarding the other party in connection with this Agreement (“Confidential Information”) shall be maintained in confidence by the receiving party and shall not be used by the receiving party or disclosed to a third party except with the disclosing party's prior written consent. The receiving party shall only disclose the other party’s Confidential Information to those of its employees who need to know such Confidential Information in order for the receiving party to fulfill its obligations hereunder. Receiving party shall protect disclosing party’s Confidential Information as required hereunder using the same degree of care, but no less than a reasonable degree of care, as receiving party uses to protect its own confidential information of a like nature. The confidentiality obligations in this section shall not apply to Confidential Information that (a) becomes public other than through the receiving party, (b) is already known to the receiving party as evidenced by its written records, (c) becomes lawfully known by the receiving party in the future from another source which is under no obligation of confidentiality to the disclosing party, or (d) is subsequently developed by the receiving party in a manner which it can establish was independent of the disclosure hereunder. The obligations of Supplier and Purchaser pursuant to the provisions of this section shall survive termination of this Agreement for a period of five (5) years.
7.2.    Required Disclosures. In the event that the recipient of Confidential Information is requested or becomes legally compelled to disclose any of the Confidential Information (whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process or otherwise), such recipient party will provide the disclosing party with prompt notice, (unless prohibited by law) to the extent practicable, so that the disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this section related to confidentiality. In the event that such protective order or other remedy is not obtained, the disclosing party agrees that such disclosure may be made without liability hereunder; provided that the recipient party
(a) furnishes only that portion of the Confidential Information which the recipient party is, in the opinion of its counsel, legally required to disclose, and (b) uses its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.
7.3.    Publicity. Neither party hereto shall make, or permit any of their respective directors, officers, employees, agents, advisors, affiliates or representatives to make any press release, public announcement or other public disclosure with respect to the existence of this Agreement or the terms hereof without the prior consent of the other party hereto.
8.LIMITED WARRANTY AND DISCLAIMER.
8.1.        Specifications; Quality; Defects.
a.Supplier hereby represents and warrants that the Products (and not including Excluded Products as defined below) (i) under normal use (as described in section 8.2 below), shall at the time of delivery to Purchaser, or a Higher-Level Supplier as the case may be, and [***]conform to the Hardware Specifications for off the shelf Product, and the
[***], and (ii) be free from defects in material and workmanship.
b.Supplier further represents and warrants that any die or wafer Products [***]. This warranty will not apply to die or wafers improperly removed from their original shipping container, not stored per Supplier’s recommended procedures, or subjected to testing or operational procedures not accepted by Supplier in writing.
8.2.    Normal Use. Notwithstanding the warranty contained in Section 8.1, Supplier shall have no obligation for breach of warranty if the alleged defect or non-conformance is found to have occurred outside of normal use. For purposes of this Agreement “normal use” shall mean use of the Products as intended; provided, however, that it does not include environmental or stress testing, neglect, improper installation, accident, improper repair, alteration, modification, improper storage, improper transportation or improper handling of the Products, after the risk of loss of the Products has passed to Purchaser.
8.3.    Excluded Products. “Excluded Products” mean: (i) prototypes; (ii) Custom Products manufactured and/or delivered prior to both parties' written acceptance of the prototypes thereof; (iii) experimental Products; (iv) beta testing Products; (v) samples of newly developed Products and/or (vi) software that is (a) licensed under open source software license terms, (b) provided by Purchaser or any of its designees to Supplier, (c) modified by Purchaser or any third party, other than at Supplier’s request, and/or (d) not embedded in a Product by Supplier. All Excluded Products are provided AS IS WITHOUT WARRANTY OF ANY KIND.
8.4.    RMA Process. Purchaser may ship Products returned under warranty claims to Supplier’s designated facility only so long as the returns are in conformance with Supplier’s then-current return material authorization policy and are accompanied by a completed return material authorization form issued by Supplier, which such return material authorization shall not be unreasonably withheld or delayed by Supplier. Where warranty adjustment is made, Supplier will pay for freight and agreed to testing for defective Product. Purchaser shall pay for returned Products that are not found to be defective or non- conforming together with the freight, testing and handling associated expenses.
8.5.    Warranty Remedy. If any Product sold and delivered hereunder fails to conform to the provisions of Section 8.1 above, [***]. An entire lot may be rejected based on appropriate sampling by

Purchaser as set forth in the Quality Agreement. In the case of such rejection of a lot or shipment, all of the units in the lot or shipment shall be considered non-conformant.
8.6.    Subject to the exclusions and limitations set forth in Section 11 (“Limitation of Liability”), the remedy contained in Section 8.5 states the entire liability of Supplier in connection with supply of defective or non-conforming Products that do not meet the warranty in this Section 8.
8.7.    DISCLAIMER. THE EXPRESS WARRANTY GRANTED ABOVE SHALL EXTEND DIRECTLY TO PURCHASER AND NOT TO PURCHASER'S CUSTOMERS, AGENTS OR REPRESENTATIVES. THE EXPRESS WARRANTY GRANTED ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. ALL OTHER WARRANTIES ARE HEREBY SPECIFICALLY DISCLAIMED BY SUPPLIER.
9.[***].
9.1.    [***].
9.2.    [***].
10.[***].
10.1.    [***].
a. [***].
b. [***].
c. [***].
10.2.    Purchaser Indemnification.
a.Except as provided in Section 10.2(b) below, Purchaser shall defend, indemnify and hold harmless Supplier from and against any damage, cost or expense, including reasonable attorney’s fees and disbursements, arising out of any third-party claim resulting from the gross negligence or willful misconduct of Purchaser in the sale, marketing, or distribution of the Products, except to the extent such claim directly relates to the gross negligence or willful misconduct of Supplier.
b.Purchaser shall indemnify, defend and hold harmless Supplier and Supplier’s directors, officers, employees, representatives, agents and assigns from and against any and all liabilities, losses, costs, damages, judgments and expenses (including, without limitation, claims from Supplier’s suppliers, all reasonable costs of investigation, and attorney and paralegal fees) arising out of any claim, demand, lawsuit or cause of action for property damage or personal injury (including without limitation, illness, disease, distress, disability and/or death) to any person as a result of the use of Purchaser’s device which includes the Product and is classified as “Class III” according to the Food and Drug Administration’s classification system, that contains a Product. THE INDEMNIFICATION CONTAINED IN THIS SECTION 10.2(b) IS ENFORCEABLE REGARDLESS OF WHETHER THE CLAIM IS BASED ON PAST, PRESENT OR FUTURE ACTS, CLAIMS OR LEGAL REQUIREMENTS INCLUDING WITHOUT LIMITATION PRINCIPLES OF PRODUCT LIABILITY REGARDLESS OF WHETHER ANY PERSON ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF

SUPPLIER OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED ON THE SUPPLIER.
10.3.    Survival. The indemnification obligations set forth in this section shall survive the expiration or termination of this Agreement.
11.LIMITATION OF LIABILITY.
11.1.    EXCEPT FOR DAMAGES THAT MAY ARISE OUT OF A BREACH OF SECTION 7 (CONFIDENTIALITY), UNDER PURCHASER’S OBLIGATIONS UNDER SECTION 10.2(b) (INDEMNIFICATION), OR AS A RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSS, DAMAGE OR EXPENSE (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) DIRECTLY OR INDIRECTLY ARISING FROM A BREACH OF THIS AGREEMENT WHETHER OR NOT SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED, OR IS AWARE, OF THE POSSIBILITY OF SUCH DAMAGES.
11.2.    [***]. The existence of more than one Purchaser claim, or Purchaser claims involving more than one Product, shall not enlarge or extend the above specified limits.
11.3.    The limitations and exclusions set forth above in this Section 11 shall only apply to the extent permitted by applicable mandatory law.
12.TERMINATION.
12.1    Purchaser Termination. Purchaser may terminate this Agreement prior to its scheduled expiration as follows: (a)[***],(b) upon [***]notice in the event that Supplier breaches any of its material obligations under this Agreement, is given notice of the breach, and fails to cure such breach within such [***], or (c) immediately and without notice upon the institution by or against Supplier of insolvency, receivership or bankruptcy proceedings or any proceedings for the settlement of Supplier's debts or upon Supplier making an assignment for the benefit of its creditors, or Supplier's dissolution or ceasing to do business.
12.2.    Supplier Termination. Supplier may terminate this Agreement prior to its scheduled expiration as follows: (a) upon [***]notice in the event that Purchaser breaches any of its material obligations under this Agreement, is given written notice of the breach, and fails to cure such breach within such [***], or (b) immediately and without notice upon the institution by or against Purchaser of insolvency, receivership or bankruptcy proceedings or any proceedings for the settlement of Purchaser's debts or upon Purchaser making an assignment for the benefit of its creditors, or Purchaser's dissolution or ceasing to do business.
12.3.    Effect of Termination. Following the expiration or termination of this Agreement, all further rights and obligations of the parties shall cease, except that the parties shall not be relieved of
(a) their respective obligations to pay monies due or which become due as of or subsequent to the date of expiration and (b) any other respective obligations under this Agreement which specifically survive or are to be performed after the date of expiration or termination.
12.4.    [***].
13.MISCELLANEOUS.

13.1.    Assignment. Neither party shall assign, transfer or otherwise dispose of this Agreement by operation of law or otherwise, in whole or in part, or any of its obligations hereunder, to a third party without the prior written consent of the other party which approval will not be unreasonably withheld or delayed; provided, however, that no such consent shall be required in connection with the assignment of this Agreement to an affiliate of the party who controls, is controlled by or is under common control with the party or the purchaser of all or substantially all of the assets of the assigning party to which this Agreement pertains. [***].

This Agreement shall be binding on all successors and assigns.
13.2.    [***].
13.3.    Force Majeure. If the performance of any obligation under this Agreement is prevented, restricted or interfered with by reason of war, civil commotion, embargo or any other act which is beyond the reasonable control of the party affected (a “Force Majeure Event”), then the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction or interference. In the event that either party ceases to perform its obligations under this Agreement due to the occurrence of a Force Majeure Event, such party shall as soon as reasonably practical notify the other party in writing of such Force Majeure Event and its expected duration and take all reasonable steps to recommence performance of its obligations under this Agreement as soon as possible. In the event that any Force Majeure Event delays a party's performance for more than ninety (90) days following notice by such party pursuant to this Agreement, the other party may terminate this Agreement immediately upon written notice to such party.
13.4.    Compliance with Laws. Each party represents that it will comply at all times with all applicable laws, statutes and regulations governing the manufacture, sale and purchase of the Products and the performance of its obligations hereunder, including, but not limited to those pertaining to the U.S. Foreign Corrupt Practices Act.
13.5.    Export Controls. Each party shall comply with all applicable export and import control laws and regulations including but not limited to the US Export Administration Regulations (including prohibited party lists issued by other federal governments), catch-all regulations and all national and international embargoes. Each party further agrees that it will not knowingly transfer, divert, export or re- export, directly or indirectly, any product, software, including software source code, or technology restricted by such regulations or by other applicable national regulations, received from the other party under this Agreement, or any direct product of such software or technical data to any person, firm, entity, country or destination to which such transfer, diversion, export or re-export is restricted or prohibited, without obtaining prior written authorization from the applicable competent government authorities to the extent required by those laws. This provision shall survive termination or expiration of this Agreement.
13.6.    Fair Trade Practices. Each Party represents that it currently does and it will continue to comply with all applicable international conventions relating to fair trade practices to which the United States and/or the country where the Products are produced are signatories, such as prohibitions against bribery, participation in secondary and tertiary boycotts, and comparable conventions, as implemented in national law and regulation.
13.7.    Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto and supersedes all previous negotiations, agreements and commitments with respect thereto, and shall not be released, discharged, changed or modified in any manner except by instruments signed by duly authorized representatives of each of the parties hereto. If any provision of this Agreement or the application thereof to any party or circumstance shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event, the parties shall use commercially reasonable efforts to replace the invalid or unenforceable provision by a provision that, to the extent permitted by applicable law, achieves the purposes intended under the invalid or unenforceable provision.
13.8.    Applicable Law. This Agreement, and any claim or controversy relating hereto, shall be governed by and interpreted exclusively in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Nothing is this Section 13.6 shall be construed or interpreted as a limitation on either Supplier’s or Purchaser’s right under applicable law for injunctive or other equitable relief or to take any action to safeguard its possibility to have recourse on the other party.
13.9.    Waivers. No claim or right arising out of or relating to a breach of any provision of this Agreement can be discharged in whole or in part by a waiver, renunciation or delay of the claim or right unless the waiver or renunciation is in writing signed by the aggrieved party. Any failure by any party hereto to enforce at any time any provision under this Agreement shall not be considered a waiver of that party's right thereafter to enforce each and every provision of this Agreement.
13.10.    Independent Contractors. Nothing contained in this Agreement shall be construed to constitute either party as a partner, employee or agent of the other party, nor shall either party hold itself out as such. Neither party has any right or authority to incur, assume or create, in writing or otherwise, any warranty, liability or other obligation of any kind, express or implied, in the name or on behalf of the other party, it being intended by Purchaser and Supplier that each shall remain an independent contractor responsible for its own actions. Except as otherwise provided herein, each party shall be responsible for its own expenses incidental to the performance of its obligations hereunder.
13.11.    Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be sent to the respective parties at the following addresses, or to such other addresses as may be designated by the parties in writing from time to time in accordance with this section, by registered or certified air mail, postage prepaid, or by overnight courier service, service fee prepaid, or by telefax with a hard copy to follow via air mail or overnight courier service in accordance with this section.
If to Supplier:    NXP USA Inc.,
6501 William Cannon Drive West Austin, Texas 78735
Attn: General Counsel

If to Purchaser:    Insulet Corporation
600 Technology Park Drive, Suite 200
Billerica, MA 01821
Attn: VP, Global Procurement

With a copy to:    Insulet Corporation
600 Technology Park Drive, Suite 200
Billerica, MA 01821 Attn: General Counsel
13.12.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

13.13.    Government Orders.
a.Supplier makes no representations, certifications, or warranties whatsoever about compliance with government or public entity acquisition statutes or regulations, including, without limitation, statutes or regulations that may relate to pricing, quality, origin or content.
b.Products provided in furtherance of these Terms and Conditions have been developed at private expense and are “Commercial Items” as defined in 48 C.F.R. §2.101. Products include commercial “Technical Data,” “Computer Software,” and/or “Computer Software Documentation,” as such terms are used in 48 C.F.R. §§ 12.211 and 12.212 (or 48 C.F.R. §§ 227.7102 and 227.7202, as applicable) and may only be licensed to or shared with U.S. Government end users with the rights as are set forth in this Section. Purchaser agrees that it will not share Products consisting of “Technical Data,” “Computer Software,” and/or “Computer Software Documentation,” with anyone not covered by these Terms and Conditions, including government customers.
SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

INSULET CORPORATION	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]
[***]
[***]
[***]

Exhibit A
PRODUCT, PRICING, SPECIFICATIONS, INITIAL FORECAST, LEAD TIME

[***]

Exhibit B
FLEXIBILITY TABLE
[***]

Exhibit C
QUALITY AGREEMENT

[***]

Exhibit D
DISASTER RECOVERY PLAN

[***]

Exhibit E
HIGHER LEVEL SUPPLIERS

[***]

Exhibit F-1
HARDWARE SPECIFICATIONS

[***]

Exhibit F-2
PERFORMANCE SPECIFICATIONS

[***]

Exhibit G-1
SUPPLIER’S PRODUCT LONGEVITY PROGRAM

[***]

Exhibit G-2

SUPPLIER’S DISCONTINUED PRODUCT PROGRAM

[***]